Exhibit 99.2

SUBSCRIPTION AGREEMENT

 (“Company”) and the person executing this subscription agreement hereby agree as follows:

1.

Subscription for Units.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase $_______________ worth of the Class A Units (“Units”) being offered by the Company at $0.30 (“Units”) described in the business summary of the Company dated January 12, 2009 (“Business Summary”) upon the terms and conditions of the Offering described in the Business Summary.  Each Unit consists of (a) two shares of common stock, and (b) one common stock purchase warrant exercisable at $0.30 for one share of common stock (the “Class A Warrant”), exercisable for twenty-four months from the date of the first closing of the Offering (if there are more than one closings).  Fractional shares will not be issued on exercise of the Class A Warrants. There are no registration rights for any of the offered securities and the Class A Warrants will not have any cashless exercise provisions.  The terms of the Class A Warrants are as set forth in the exhibit to the Business Summary for the Offering.

2.

Subscription Procedure, Delivery of Documents and Payment.  To make a subscription, the Investor will submit a signed copy of this agreement, with the answers to the questions on the signature page, to the Company at its offices on the cover of the Business Summary, by either fax, PDF or mail, together with the subscription amount.   Prior to meeting the minimum offering amount of $750,000, the subscription amount will be placed in an escrow account which will be under the control of the Company. After the initial closing on the minimum offering amount, subscription amounts will be accepted on a rolling basis and the funds will be deposited in the general accounts of the Company.  If there is a termination of the Offering because the full amount of the minimum offering is not received or a subscription is not accepted in full or in part, the subscription funds will be returned to the investor, without deduction or interest, within 10 days of the termination or rejection; provided however, that any funds in the escrow account or the general accounts of the Company may be subject to claims of creditors.

3.

Offering Period.  The Units are currently being offered by the Company through February 10, 2009 (“Termination Date”).  The Termination Date may be extended for up to an aggregate of 60 additional days, from time to time, at the discretion of the Company, without notice to the Investor.  The offering is being made on a “$750,000 minimum, $2,000,000 maximum, best efforts basis,” by the Company, only to accredited investors.

4.

Acceptance or Rejection of Subscription.  The Company has the right to reject this subscription for Units, in whole or in part, for any reason and at any time prior to it being accepted.  In the event of the rejection of this subscription, my subscription amount paid will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect.  The Units subscribed for herein will not be deemed issued to or owned by me until a copy of this Subscription Agreement has been executed by me and countersigned by the Company and a closing with respect to my subscription has occurred.

5.

Closing and Delivery of Units.  There will be an initial closing if and when the Company has received subscriptions for the minimum offered amount of $750,000.  Thereafter, the Company may have closings on a rolling basis from time to time at the discretion of the Company.  Each closing will take place at the offices of the Company, at any time prior to the Termination Date.  In the event my subscription is accepted, the certificates representing the shares of common stock and the Class A Warrants will be delivered promptly to me, along with a fully executed version of this Agreement within ten business days.

6.

Investor Representations and Warranties.  I acknowledge, represent and warrant to the Company as follows:

6.1

Obligations of the Company and the Investor.  The Company has no obligation to me other than as set forth in this Agreement.  Except for statutory rescission rights, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability.  In order to induce the Company to issue and sell the Units to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Units becomes effective.  If, prior to the final consummation of the offer and sale of the Units, there should be any change in such information or any of such information becomes incorrect or incomplete, I shall notify the Company and supply the Company promptly with corrective information.

6.2

Information About the Company.

(1)

I have read the Business Summary, the SEC reports of the Company attached to the Business Summary and the form of Class A Warrant.  I fully understand the Business Summary, including the Section entitled “Risk Factors,” the SEC reports attached to the Business Summary, and the terms of the offering and securities being acquired.  I understand that the Company has not obligation to facilitate the resale of any of the securities comprising the Units and underlying the Units and underlying the Class A Warrants.  I understand that there is no assurance as to the future performance of the Company.  I have not relied on information other than what can be found in the Business Summary in making my decision to invest in the Units.

(2)

I, or my representatives, have had the opportunity to ask questions of and receive answers from the officers of the Company regarding its history, structure, results of operations, financial condition and plan of operations and the terms and conditions of the securities for which I am subscribing.  I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of my investment in the Company.

(3)

I, acting with the assistance of counsel and other professional advisers, possess the knowledge and experience in financial, tax, and business matters as to enable them to utilize the information made available by the Company to evaluate the merits and risks of acquiring the securities being subscribed for and to make an informed decision with respect thereto.  I can bear the loss of my entire investment in the offered securities.

(4)

I understand that the securities comprising the Units and underlying the Class A Warrants will be acquired as “restricted” securities as defined under the United States federal securities laws and with limitations imposed by Regulation D.  Therefore, I understand that sales of the securities may only be made in the United States, either privately or publicly, in compliance with the federal and state securities laws and rules thereunder, and therefore, I may not be able to freely sell the securities.

(5)

It is understood that the certificates evidencing the securities comprising the Units and issued on exercise of the Class A Warrants may bear the legend set forth below in this section. The Investor hereby consents to the inclusion of such legend on certificates of securities it receives hereunder or under the Class A Warrants and for the placement of stop orders against the transfer of those securities, which may be enforced by instruction from the Company to its transfer agent or recourse to appropriate judicial authorities to prevent the registration of any transfer not in accordance with the provisions of this agreement, the law and the legend set forth below.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE MORTGAGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.“

(6)

I am an “accredited investor” within the meaning of Rule 501 under the Securities Act pf 1933, as amended.  I am purchasing the offered securities for my own account, for investment and not with a view to or for sale in connection with a distribution of the offered securities.

(7)

I am in compliance with each law (including rules and regulations thereunder) of any national, provincial, territorial, local or foreign government, or any governmental entity, which (i) affects or relates to this agreement or to the transactions contemplated hereby; (ii) is applicable to the ownership of the offered securities or (iii) will be applicable to the offered securities when issued.

(8)

I understand that the Company will be paying a fee to CBA Capital, Inc. (“CBA”) for the introduction of persons that the Company may contact to offer the securities subject to the Offering.  The fee will be a cash payment equal to 10% of the gross proceeds from introduced persons and a warrant similar to the Class A Warrants equal to a pro-rated portion of 5,000,000 shares based on the gross proceeds from the persons introduced by CBA.  An affiliate of CBA will also be offered a consulting agreement with a monthly minimum payment of $5,000 for twenty four months which will include other compensation for certain introductions for acquisitions and other services.

7.

Entity Authority.  If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

8.

Governing Law and Jurisdiction.  This Subscription Agreement will be deemed to have been made and delivered in Las Vegas, Nevada, and will be governed as to validity, interpretation, construction, effect and in all other respect by the internal laws of the State of Nevada.  Each of the Company and the Investor hereby (i) agrees that any legal suit, action or preceding arising out of or relating to this Subscription Agreement will be instituted exclusively in Nevada State Supreme Court, County of Clark, or in the United States District Court for the District of Nevada, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the Nevada State Supreme Court, County of Clark and the United States District Court for the District of Nevada in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in Nevada State Supreme Court, County of Clark or in the United States District Court for the District of Nevada, and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

9.

Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

10.

Benefit.  This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

11.

Notices.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal or receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party.  All communication to me should be sent to my preferred address on the signature page hereto.  All communications to the Company should be sent to  Richard Jagodnik, Diagnostic Imaging International Corp., 848 N. Rainbow Blvd #2494, Las Vegas, Nevada 89107.  Each party may designate another address by notice to the other parties.

12.

Oral Evidence.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

13.

Section Headings.  Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

14.

Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Units.

15.

Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS – COMPLETE ALL INFORMATION

Name:  _____________________    Name of Joint Investor (if any):  ______________________

Residence Address:   ___________________________________________________________

Telephone:  (H) ________________ (W) ___________________ Fax: ____________________

Occupation:  ___________________________    Employer:  ____________________________

Business Address:  ____________________________________________________________

Send communications to:

☐  Home          ☐  Office           ☐  E-Mail:   E-mail address:  ___________________

Age:  _______

Social Security Number:  _______________________

Check manner in which Units are to be held:

☐ Individual Ownership	☐ Tenants in Common	☐ Joint Tenants with Right of Survivorship (both parties must sign)

☐ Community Property		☐ Other (please indicate) __________________

ALL INVESTORS MUST SIGN AND PRINT NAME BELOW:

Signature:

_____________________________

Print Name:

_____________________________

Signature:

_____________________________

Print Name:

_____________________________

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

By:  _______________________________

Name:

Richard Jagodnik

Title:

President

Date:

SIGNATURE PAGE FOR ENTITY INVESTORS – COMPLETE ALL INFORMATION

Name of Entity:  ______________________________________________________________

Address of Principal Office:  _____________________________________________________

Telephone:  ________________________    Fax:  ________________________

Taxpayer Identification Number:  ______________________________________

Check type of Entity:

☐ Employee Benefit Plan Trust	☐ Limited Partnership	☐ General Partnership	☐ Individual Retirement Account

☐ Limited Liability Company	☐ Trust	☐ Corporation	☐ Other (please indicate)

Date of Formation or incorporation:  __________  State of Formation or incorporation:  ________

Describe the business of the Entity:  ______________________________________________

___________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Name	Position	Authority for this investment (yes or no)

ALL INVESTSORS MUST SIGN AND PRINT NAME BELOW: ____________________________ Signature of Authorized Signatory Name: Title:

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

By:

_________________________________

Name:

Richard Jagodnik

Title:

President

Date: